Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 59 to Registration Statement No. 2-69062 on Form N-1A of our report dated February 17, 2017, relating to the financial statements and financial highlights of BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Government Money Market Portfolio, BlackRock High Yield Portfolio, BlackRock Advantage Large Cap Core Portfolio (formerly known as BlackRock Large Cap Core Portfolio), BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio, and the consolidated financial statements and financial highlights of BlackRock Global Allocation Portfolio, constituting the BlackRock Series Funds, Inc. (collectively, the “Series”) appearing in the Annual Report on Form N-CSR of the Series for the year ended December 31, 2016, and to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

May 2, 2017